Exhibit 10.1


                                                              EXECUTION COPY

                                    GUARANTY



                            Dated as of May 25, 2004



                                     made by



                              KEYSPAN CORPORATION,
                                  as Guarantor


                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
Section 1 DEFINED TERMS...........................................................................................1


Section 2 GUARANTY................................................................................................1

         2.1      Guaranty........................................................................................1

         2.2      Guaranty Absolute...............................................................................2

         2.3      Reinstatement...................................................................................2

         2.4      Enforcement.....................................................................................2

         2.5      Guaranty Not Subject to Setoff, etc.............................................................2

         2.6      Waiver..........................................................................................4


Section 3 COVENANTS OF THE GUARANTOR..............................................................................5

         3.1      Reports.........................................................................................5

         3.2      Maintenance of Ownership Interest in Lessee.....................................................6

         3.3      Merger, Consolidation, Sale of Substantially All Assets.........................................6

         3.4      Securities Act Information......................................................................6


Section 4 REPRESENTATIONS AND WARRANTIES..........................................................................6

         4.1      Organization; Power and Authority...............................................................7

         4.2      Authorization, etc..............................................................................7

         4.3      Non-Contravention...............................................................................7

         4.4      Governmental Approvals..........................................................................7

         4.5      Financial Statements............................................................................7

         4.6      Litigation......................................................................................7

         4.7      Investment Company Act..........................................................................8

         4.8      Taxes...........................................................................................8


Section 5 GUARANTEED PARTIES......................................................................................8


Section 6 MISCELLANEOUS...........................................................................................8

         6.1      Payments........................................................................................8

         6.2      Parties.........................................................................................8

         6.3      Notices.........................................................................................8


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


         6.4      Remedies........................................................................................9

         6.5      Right to Deal with the Lessee...................................................................9

         6.6      Subrogation.....................................................................................9

         6.7      Survival of Representations, Warranties, etc....................................................9

         6.8      Governing Law...................................................................................9

         6.9      Consent to Jurisdiction; Waiver of Trial by Jury................................................9

         6.10     Severability; Amendments and Waivers...........................................................10



Schedule 4.6......Litigation

                                    GUARANTY

     GUARANTY, dated as of May 25, 2004 (this "Guaranty"), from KEYSPAN CORPORATION, a New York corporation (the "Guarantor"), in favor of the Guaranteed Parties (as defined in Section 5 below).

     WHEREAS, the Guarantor wishes to induce the Guaranteed Parties to enter into a certain Participation Agreement dated as of the date of this Guaranty (the "Participation Agreement") among KeySpan-Ravenswood, LLC, as Lessee, SE Ravenswood Trust, as Owner Lessor, SE Ravenswood Lease, L.L.C., as Owner Participant, Wilmington Trust Company, and Wells Fargo Bank Northwest, N.A., as Indenture Trustee and Pass Through Trustee, and consummate the Transactions contemplated therein with KeySpan-Ravenswood, LLC, a wholly-owned subsidiary of the Guarantor; and

     WHEREAS,   the  Guaranteed   Parties  are  unwilling  to  enter  into  such
Participation Agreement and consummate the Transactions contemplated therein unless the Guarantor enters into this Guaranty;

     NOW, THEREFORE, in order to induce the Guaranteed Parties to enter into such Participation Agreement and consummate the Transactions contemplated therein, the Guarantor hereby agrees as follows:

                                   Section 1

                                  DEFINED TERMS

     Unless the context hereof shall otherwise require, capitalized terms used, including those in the recitals, and not otherwise defined herein shall have the respective meanings specified therefor in Appendix A to the Participation
Agreement. The general provisions of such Appendix A shall apply to this Guaranty, including the terms specifically defined herein.

                                   Section 2

                                    GUARANTY

     2.1 Guaranty. Subject to the terms and conditions in this Guaranty, the Guarantor absolutely, unconditionally and irrevocably guarantees to the Guaranteed Parties (a) the due and punctual performance and observance by the Lessee of each term, provision and condition binding upon or applicable to the Lessee under or pursuant to any of the Operative Documents (the "Performance Obligations"), and (b) the due, punctual and full payment (when and as the same may become due and payable, at the stated due date, by acceleration or otherwise) of each amount that the Lessee is or may become obligated to pay under or pursuant to any of the Operative Documents, in accordance with the terms thereof (the "Payment Obligations" and, together with the Performance Obligations, individually and collectively, the "Obligations"), in each case, without regard to whether such Obligation is direct or indirect, absolute or contingent, now or hereafter existing or owing, voluntary or involuntary, created or arising by contract, operation of law or otherwise or incurred or payable before or after commencement of any proceedings by or against the Lessee under any bankruptcy law.

     2.2 Guaranty Absolute. This Guaranty is an absolute, unlimited and continuing guaranty of performance and payment (and not of collection) of the Obligations. This Guaranty is in no way conditioned upon any attempt to collect from the Lessee or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity, regularity or enforceability of any Operative Document or of any term thereof.

     The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in any Operative Document limiting the liability of any Person, or any agreement by a trustee or a Noteholder or a Certificateholder to look for payment with respect thereto, solely to certain property and other collateral as described in the Operative Documents. Without limiting the foregoing, it is agreed and understood that (a) repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Lessee shall be in default with respect to the Obligations under the terms of any Operative Document, and (b) notwithstanding the recovery hereunder for or in respect of any given default with respect to the Obligations by the Lessee under any Operative Document, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default with respect to the Obligations.

     2.3 Reinstatement. In case any Operative Document shall be terminated as a result of the rejection thereof by the Lessee or by any trustee, receiver or liquidating agent of the Lessee or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such agreement had not been so rejected. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment to any Guaranteed Party is rescinded or must otherwise be returned by such Guaranteed Party upon the insolvency, bankruptcy or reorganization of the Lessee, or otherwise, as though such payment to such Guaranteed Party had not been made.

     2.4 Enforcement. The Guarantor shall pay all costs and expenses incurred (including reasonable attorneys' fees and disbursements) in connection with the enforcement of the Obligations to the extent that such costs and expenses are not paid by the Lessee, and in connection with the enforcement of the obligations of the Guarantor under this Guaranty. The Guarantor's obligations under this Section 2.4 shall survive the termination of this Guaranty.

     2.5 Guaranty Not Subject to Setoff, etc. The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense (other than payment or performance) based upon any claim or defense the Guarantor or the Lessee may have against any Guaranteed Party or any claim or defense the Guarantor may have against the Lessee or any other Person and shall remain in full force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof) which might constitute a legal or equitable discharge or defense including, but not limited to, (a) the amending, modifying, supplementing or terminating (by operation of law or otherwise), expressly or impliedly, of any Operative Document, or any other instrument applicable to the Lessee or to its Obligations, or any part thereof; (b) any failure on the part of the Lessee to perform or comply with any term of any Operative Document or any failure of any other Person to perform or comply with any term of any Operative Document; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of any Operative Document, including this Guaranty, whether or not any Guaranteed Party, the Lessee or the Guarantor has notice or knowledge of any of the foregoing; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any Guaranteed Party, the Guarantor or the Lessee, or their respective properties or their creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security (and the Guarantor authorizes each Guaranteed Party to furnish, accept or release said security); (f) any limitation on the liability or Obligations of the Lessee under any Operative Document (except as expressly set forth therein) or any termination (by operation of law or otherwise), cancellation (by operation of law or otherwise), frustration or unenforceability, in whole or in part, of any Operative Document, or any term thereof; (g) any Lien on or affecting the respective assets and properties of the Guarantor, the Lessee or any Guaranteed Party; (h) any act, omission or breach on the part of any Guaranteed Party under any Operative Document, or any other agreement at any time existing between any Guaranteed Party and the Lessee or any other law, governmental regulation or other agreement applicable to any Guaranteed Party or any Obligation; (i) any claim as a result of any other dealings among any Guaranteed Party, the Guarantor, or any of them; (j) the assignment or transfer of this Guaranty, any Operative Document (whether or not in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in any Operative Document or applicable to the Lessee or the Obligations by any Guaranteed Party to any other Person; (k) any change in the name of any Guaranteed Party, the Lessee or any other Person; (l) any subleasing or further subleasing of the Facility, the Ground Interest or any part thereof, or any redelivery, repossession, sale, transfer or other disposition, surrender or destruction of the Facility, the Ground Interest or any part thereof; (m) the transfer, assignment, mortgaging or purported transfer, assignment or mortgaging of all or any part of the interest of the Owner Lessor or the Lessee in the Facility, the Ground Interest, any part thereof or any Operative Document or the failure to record a mortgage on or with respect to all or any part of the Owner Lessor's Interest or any part thereof or any other Recordable Document; (n) any failure of title with respect to the interest of the Owner Lessor or the Lessee, or their respective successors and assigns, in the Facility, the Ground Interest or any part thereof; (o) any merger or consolidation of the Lessee or the Guarantor into or with any other Person or any direct or indirect sale, lease or transfer of any other assets of the Lessee or the Guarantor to any other Person; (p) any change in the ownership of any shares of capital stock of the Guarantor or the Lessee (including any such change which results in the Guarantor no longer owning capital stock of the Lessee); (q) any assumption of the Notes by the Lessee pursuant to the terms of any Operative Document or otherwise; (r) any defect in the compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of, the Facility or Ground Interest or any part thereof by the Lessee or any other Person for any reason whatsoever (including without limitation any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy, or any Event of Loss), and regardless of the duration thereof (even though such duration would otherwise constitute a frustration of any Operative Document), whether or not without fault on the part of the Lessee or any other Person; (s) any termination of the Facility Lease as a result of the rejection thereof or other action by the Owner Lessor or any trustee, receiver or liquidating agent


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


of the Owner Lessor or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding (whether or not the Lessee remains in possession of the Facility); or (t) any other event or circumstance whatsoever (other than payment and performance in full of the Obligations).

     2.6 Waiver. The Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise (except as expressly required to be given to the Guarantor by any Operative Document) to preserve any rights against the Guarantor hereunder, including notice of the acceptance of this Guaranty by any Guaranteed Party, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest or nonpayment of any damages or other amounts payable under any Operative Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Operative Document, including diligence in collection or protection of or realization upon or in respect of the Obligations or any part thereof; (d) any requirement of diligence; (e) the occurrence of every other condition precedent to which the Guarantor or the Lessee may otherwise be entitled, except as provided in any Operative Document; (f) any requirement to mitigate the damages resulting from a default or termination under any Operative Document, except that this shall not relieve any Guaranteed Party of any such obligation; and (g) the right to require each Guaranteed Party to proceed against the Lessee or any other Person liable on the Obligations, to proceed against or exhaust security held from the Lessee or any other Person, or to pursue any other remedy in such Guaranteed Party's power whatsoever, and the Guarantor waives the right to have the property of the Lessee first applied to the discharge of the Obligations.

     Each Guaranteed Party may, at its election, exercise any right or remedy it might have against the Lessee or any security held by such Guaranteed Party, including the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been paid or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Lessee or any such security, whether resulting from such election by such Guaranteed Party, or otherwise. The Guarantor understands that the exercise of certain rights and remedies contained in the Operative Documents by any Guaranteed Party may affect or eliminate the Guarantor's rights of subrogation against the Lessee and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers each Guaranteed Party and its successors, endorsees and/or assignees to exercise, in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available.

     The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Lessee and of all other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations and agrees that no Guaranteed Party shall have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that no Guaranteed Party has made any representation to the Guarantor concerning the financial condition of the Lessee.

                                   Section 3

                           COVENANTS OF THE GUARANTOR

     3.1 Reports. In the event the Guarantor (x) ceases to be subject to periodic SEC reporting requirements pursuant to Section 13 or 15(d) of the Exchange Act, or (y) while subject to such reporting requirements, fails to file with the SEC the reports so required to be filed within 30 days of their respective due dates, the Guarantor will deliver or otherwise make available to the Owner Participant, the Indenture Trustee and the Pass Through Trustee through electronic media:

          (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Guarantor (other than the last quarterly fiscal period of each such fiscal year), copies of

               (i) a consolidated balance sheet of the Guarantor and its subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of income and cash flows of the Guarantor and its subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Responsible Officer of the Guarantor as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; and

          (b) Annual Statements -- as soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, copies of

               (i) a consolidated balance sheet of the Guarantor and its subsidiaries as at the end of such year, and

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Guarantor and its subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances.

     3.2 Maintenance of Ownership Interest in Lessee. The Guarantor will maintain ownership of (and retain the right to vote), directly or indirectly, beneficially and of record, equity interests in the Lessee representing at least 5% of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding equity interests in the Lessee.

     3.3 Merger, Consolidation, Sale of Substantially All Assets. The Guarantor will not consolidate or merge with or into any other Person or sell, convey, transfer or lease all or substantially all of its properties and assets to any other Person without the prior written consent of the Owner Lessor and the Owner Participant and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, unless (i) immediately prior to and immediately following such consolidation, merger, sale, conveyance, transfer or lease, no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, (ii) the Person resulting from such consolidation, surviving such merger or succeeding to such assets (if other than the Guarantor) shall (a) be organized under the laws of the United States, any state thereof or the District of Columbia, and (b) expressly assume, pursuant to an agreement reasonably acceptable to the Owner Participant, the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee, each obligation of the Guarantor under this Guaranty, (iii) if the Guarantor is the Person resulting from such consolidation or surviving such merger, the Guarantor shall affirm in writing its obligations under this Guaranty, (iv) the Owner
Participant, the Owner Lessor and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee shall have received an opinion of counsel in each case reasonably satisfactory to each of them with respect to such assumption agreement referred to in clause (ii) and
(v) so long as the Lien of the Indenture shall not have been terminated or discharged, the Pass Through Trustee shall have received copies of (a) the opinion referred to in clause (iv) above and (b) the assumption agreement or written affirmation referred to in clause (ii) or (iii) above.

     3.4  Securities Act  Information.  So long as any of the  Certificates  are
"restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, unless at the time the Guarantor is subject to and in compliance with the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Guarantor shall provide to any Certificateholder or beneficial owner of an interest in a Certificate or any prospective purchaser of any Certificate or of a beneficial ownership interest therein designated by a Certificateholder or beneficial owner of an interest in a Certificate, upon the request of such Certificateholder, beneficial owner or prospective purchaser, the information described in Rule 144A(d)(4) under the Securities Act.


                                   Section 4

                         REPRESENTATIONS AND WARRANTIES

     The Guarantor represents and warrants to the Guaranteed Parties that:


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


     4.1 Organization; Power and Authority. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Guarantor has the requisite corporate power and authority to execute and deliver and perform its obligations under this Guaranty.

     4.2 Authorization, etc. The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of the Guarantor, and, when executed and delivered, this Guaranty will constitute the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and (b) general principles of equity.

     4.3 Non-Contravention. The execution, delivery and performance of this Guaranty do not and will not (A) contravene any Applicable Law binding on the Guarantor or its property, (B) require any action, consent or approval by any trustee or holder of indebtedness of the Guarantor (other than those obtained prior to or on the Closing Date) or (C) constitute a violation of or a default under any indenture, mortgage or other material contract to which the Guarantor is a party or by which any of its property is bound, which in any case, individually or in the aggregate, is reasonably likely to result in a Material Adverse Effect.

     4.4 Governmental Approvals. All Governmental Approvals (if any) which are required as of the Closing Date for the execution, delivery or performance by the Guarantor of its obligations under this Guaranty have been obtained or made, were validly issued, are not the subject of any pending request for rehearing or appeal, and are in full force and effect (other than any Governmental Approvals, the failure to obtain which is not likely to cause a Material Adverse Effect).

     4.5 Financial Statements. The Guarantor has delivered to the Equity Investor and the Debt Placement Agent copies of the audited consolidated financial statements dated December 31, 2003 and the interim unaudited consolidated financial statements dated March 31, 2004 of the Guarantor. Such financial statements (including in each case the related schedules and notes) are true, complete and correct in all material respects as of the dates thereof and fairly present in all material respects the consolidated financial position of the Guarantor and its Subsidiaries as of such dates and the consolidated results of their operations and cash flows for the respective periods specified in such statements and have been prepared in accordance with GAAP.

     Since December 31, 2003, no material adverse change has occurred with respect to the financial condition of the Guarantor, other than as disclosed in the Guarantor's Form 10-Q for the period ended March 31, 2004 or in any other report filed with the SEC subsequent to December 31, 2003 and prior to the Closing Date.

     4.6 Litigation. (a) Except as disclosed in Schedule 4.6 to this Guaranty or disclosed in the Guarantor's most recent annual, quarterly or current reports filed with the SEC, there is no pending or, to the Actual Knowledge of the Guarantor, threatened action, suit, investigation or proceeding against the Guarantor or any property or other asset of the Guarantor, which is reasonably likely to result in a Material Adverse Effect.


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


     4.7 Investment Company Act. The Guarantor is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

     4.8 Taxes. The Guarantor has filed all Federal, state and local tax returns that are required to have been filed, has paid all Taxes to the extent such Taxes have become due and payable (other than any Taxes which are currently being contested in good faith by appropriate proceedings) and has established adequate reserves in accordance with GAAP, except, in each case, as is not reasonably likely to result in a Material Adverse Effect.

                                   Section 5

                               GUARANTEED PARTIES

     Each of the Owner Lessor, the Owner Trustee, the Owner Participant, the Equity Investor, the Trust Company and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee, and in respect of any amount or amounts due and payable by the Lessee pursuant to Section 9 of the Participation Agreement, any Indemnitee and any Tax Indemnitee, in each case, together with their respective successors and permitted assigns, are each Guaranteed Parties of this Guaranty (each, a "Guaranteed Party" or, together, the "Guaranteed Parties").



                                   Section 6

                                  MISCELLANEOUS

     6.1 Payments. Each payment by the Guarantor under this Guaranty shall be made in immediately available funds, without setoff or counterclaim; provided that, no such payment shall be deemed a waiver of any rights the Guarantor may have against any Guaranteed Party or the Lessee.

     6.2 Parties. This Guaranty shall inure to the benefit of, and shall be enforceable by, each of the Guaranteed Parties, and shall be binding upon the Guarantor and its successors and assigns. The Guarantor may not delegate or assign any of its duties under this Guaranty without the prior written consent of the Guaranteed Parties or except as otherwise permitted by Section 3.3.

     6.3 Notices. All communications and notices hereunder shall be made in accordance with the provisions of Section 14.4 of the Participation Agreement, which are hereby incorporated herein by reference. The initial address of the Guarantor is as follows:

                           KeySpan Corporation
                           One MetroTech Center
                           Brooklyn, New York  11201

                           Attention:  General Counsel
                           Telecopier: (718) 403-1000
                           Telephone: (718) 696-7139

     6.4 Remedies. In the event the Guarantor shall fail to pay immediately any amounts due under this Guaranty, or to comply with any other term of this Guaranty, each Guaranteed Party shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

     6.5 Right to Deal with the Lessee. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder, any Guaranteed Party may deal with the Lessee in the same manner and as fully and as if this Guaranty did not exist and shall be entitled, among other things, to grant the Lessee, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of payment or any part thereof contained in or arising under any Operative Document, or to waive any Obligation of the Lessee to perform any act or acts as such Guaranteed Party may deem advisable.

     6.6 Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until all of the Obligations have been paid in full and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid as provided in Section 6.1 hereof on account of the Obligations, whether matured or unmatured, and thereafter to be applied in accordance with the terms of the Operative Document under which such Obligation arose, when such Obligation is due and payable. If (a) the Guarantor shall make payment to any Guaranteed Party of all or any part of the Obligations and (b) all the Obligations shall be paid in full, such Guaranteed Party will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

     6.7 Survival of Representations, Warranties, etc. All representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Guaranteed Parties and shall continue in full force and effect, notwithstanding any termination or unenforceability of any Operative Document, until all of the Obligations have been paid in full and performed in full. Upon payment and performance in full of all Obligations, this Guaranty shall terminate and, except as set forth in Sections 2.3, 2.4 and 6.6, the representations, warranties, covenants and agreements made by the Guarantor shall not survive the termination of this Guaranty.

     6.8 Governing Law. This Guaranty has been delivered in the State of New York and shall be in all respects governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     6.9 Consent to Jurisdiction; Waiver of Trial by Jury.

     (a) The Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Guaranty or the subject matter hereof brought by any Guaranteed Party; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that such party is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty or the subject matter hereof may not be enforced in or by such court.

     (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTY OR THE SUBJECT MATTER THEREOF BROUGHT BY ANY GUARANTEED PARTY.

     6.10 Severability; Amendments and Waivers. If any provision of this Guaranty or any application hereof shall be invalid or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby. No term, covenant, agreement or condition of this Guaranty may be terminated or amended, or compliance therewith waived, except by an instrument or instruments in writing executed by the Guarantor and consented to by the Owner Lessor, the Owner Trustee, the Owner Participant, the Trust Company and, so long as the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee and the Pass Through Trustee.

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed and delivered as of the day and year first above written.

                                             KEYSPAN CORPORATION
                                             as Guarantor



                                        By:
                                              ------------------------
                                              Name:
                                              Title:

                                  SCHEDULE 4.6

                                   Litigation


None.